Loans receivable, net (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Subtotal	$ 14,194	$ 25,889
Provision for loan losses	(3,558)	(2,172)
Total loans receivable, net	10,636	23,717
Less: classified as non-current loans receivable, net	(8,190)	(1,621)
Total current loans receivable, net	2,446	22,096
Personal Loans
Total loans receivable, net	8,027	21,170
Corporate Loans
Total loans receivable, net	$ 6,167	$ 4,719